SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. 1)

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:	☐ Confidential, for Use of the Commission Only
☐ Preliminary Proxy Statement	(as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12
Filing by:
TLC VISION CORPORATION

(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check appropriate box):
☑   No fee required
☐   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)    Title of each class of securities to which transaction applies:
N/A

(2)    Aggregate number of securities to which transaction applies:
N/A

(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
N/A

(4)    Proposed maximum aggregate value of transaction:
N/A

(5)    Total fee paid:

☐   Fee paid previously with preliminary materials.
☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)    Amount Previously Paid:
N/A

(2)    Form, Schedule or Registration Statement No.:
N/A

(3)    Filing Party:
N/A

(4)    Dated Filed:
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Explanatory Note
TLC Vision Corporation (“TLCVision”) is filing an amended form of proxy for its annual and special meeting of shareholders to be held on June 10, 2008, as well as a press release issued by TLCVision on May 8, 2008 which is also being mailed to shareholders. TLCVision’s proxy statement is not being re-filed as no changes have been made to the proxy statement previously filed on April 29, 2008.

News Release	Contact:

For Immediate Release	James J. Hyland, VP Investor Relations
(636) 534-2369
Email: investor.relations@TLCVision.com
TLCVision To Mail Material For Annual And Special Meeting,
Joffe Withdraws Slate of Directors
ST. LOUIS, MO, May 8, 2008: TLCVision Corporation (NASDAQ:TLCV; TSX:TLC), North America’s premier eye care services company, announced today that it has received a letter from Dr. Stephen N. Joffe advising TLCVision that Dr. Joffe has withdrawn his shareholder proposal to nominate Dr. Joffe and two other individuals as directors of TLCVision.
TLCVision management has proposed seven nominees for director, including two new nominees, for election at the TLCVision annual and special meeting of shareholders to be held on June 10, 2008 in Toronto, Ontario. These nominees include Dr. Michael DePaolis, Jay Holmes, Olden C Lee, Dr. Richard Lindstrom, Warren S. Rustand, James C. Wachtman and Toby S. Wilt. The board of directors of TLCVision unanimously recommends that you vote for these seven nominees.
TLCVision printed the annual and special meeting materials including the management information circular and proxy statement prior to being advised of Dr. Joffe’s decision to withdraw his shareholder proposal on May 7, 2008, and consequently these meeting materials will continue to contain the views of the board of directors and management relating to Dr. Joffe’s proposed nominees. TLCVision will mail these materials together with an updated form of proxy and voting instruction form to shareholders for use in connection with the annual and special meeting.
Shareholders with questions please contact Kingsdale Shareholder Services Inc. toll-free at 1-866-879-7644.
Additional Information
All shareholders of TLCVision Corporation are advised to read the definitive proxy statement and other documents related to the solicitation of proxies by management from the shareholders of TLCVision for use at the 2008 annual meeting of shareholders of TLCVision when they become available because they will contain important information. The definitive proxy statement and form of proxy will be mailed to shareholders of TLCVision and will, along with other relevant documents, be available at no charge on the SEC’s web site at http://www.sec.gov.
In addition, TLCVision will provide copies of the definitive proxy statement without charge upon request. Requests for copies should be directed to investor.relations@TLCVision.com. TLCVision and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of TLCVision in connection with the nomination of directors. Information regarding the special interests of these directors and executive officers in the nomination of directors will be included in the proxy statement filed by TLCVision in connection with the nomination.
About TLCVision
TLCVision is North America’s premier eye care services company, providing eye doctors with the tools and technologies needed to deliver high-quality patient care. Through its centers’ management, technology access service models, extensive optometric relationships, aggressive consumer advertising and managed care contracting strength, TLCVision maintains leading positions in Refractive, Cataract and Eye Care markets. Information about vision correction surgery can be found on the TLC Laser Eye Centers’ website at www.lasik.com. More information about TLCVision can be found on the Company’s website at www.tlcv.com.

TLC VISION CORPORATION
PROXY
Annual and Special Meeting of Shareholders of TLC Vision Corporation
to be held on June 10, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
TLC VISION CORPORATION
     The undersigned shareholder of TLC Vision Corporation (“TLC Vision”) hereby appoints James C. Wachtman, Chief Executive Officer and a director of TLC Vision, or, failing him, Brian L. Andrew, General Counsel and Secretary of TLC Vision, or instead of any of the foregoing,                                         , as proxy, with full power of substitution of the undersigned, to attend, vote and act for and on behalf of the undersigned at the annual and special meeting of shareholders of TLC Vision to be held on June 10, 2008 at 10:00 a.m., Eastern Time, at the Richard Ivey School of Business, 130 King Street West, Toronto, Ontario, and at all adjournments thereof, upon the following matters:
1. ELECTION OF DIRECTORS
FOR (except as marked to the contrary):  ☐       WITHHOLD VOTE FOR all nominees   ☐
or, if no specification is made, vote FOR the election of the following directors for the ensuing year:

Dr. Michael DePaolis	Warren S. Rustand
Jay T. Holmes	James C. Wachtman
Olden C. Lee	Toby S. Wilt
Dr. Richard Lindstrom

Provided that the undersigned wishes to withhold vote for the following directors:

2. TO VOTE FOR ☐	AGAINST	☐
	ABSTAIN	☐

or, if no specification is made, vote FOR a resolution ratifying TLC Vision’s Shareholder Rights Plan.

3. TO VOTE FOR ☐ WITHHOLD ☐

or if no specification is made, vote FOR the continued appointment of Ernst & Young LLP as auditors of TLC Vision and authorizing the directors to fix the remuneration of the auditors; and

4. In the discretion of the proxy holder, such other business as may properly come before the meeting.

The shares represented by this proxy will be voted as directed. If no direction is indicated as to any item(s), they will be voted as indicated above.

EXECUTED on the day of , 2008

Number of Common Shares

Signature of Shareholder

Name of Shareholder
(Please print clearly)

* Please see other side for notes on how to use this proxy.

NOTES:

1.	A shareholder has the right to appoint a person to represent the shareholder at the meeting other than the management representatives designated in this proxy. Such right may be exercised by inserting in the space provided the name of the other person the shareholder wishes to appoint. Such other person need not be a shareholder.

2.	To be valid, this proxy must be signed and deposited with the Secretary of the Corporation, c/o CIBC Mellon Trust Company, Proxy Dept., P.O. Box 721, Agincourt, Ontario, M1S 0A1 (Facsimile No. (416) 368-2502) not later than 10:00 a.m., Eastern Time, on
June 6, 2008, or, if the meeting is adjourned, 48 hours (excluding Saturdays and holidays) before any adjourned meeting.

3.	If an individual, please sign exactly as your shares are registered. If the shareholder is a corporation, this proxy must be executed by a duly authorized officer or attorney of the shareholder. If the shares are registered in the name of an executor, administrator or trustee, please sign exactly as the shares are registered. If the shares are registered in the name of the deceased or other shareholder, the shareholder’s name must be printed in the space provided, the proxy must be signed by the legal representative with his name printed below his signature and evidence of authority to sign on behalf of the shareholder must be attached to this proxy.

4.	Reference is made to the accompanying management information circular (which is also a proxy statement under U.S. law) for further information regarding completion and use of this proxy and other information pertaining to the meeting. Before completing this proxy, non-registered holders should carefully review the section in the accompanying management information circular entitled “Non-Registered Shareholders” and should carefully follow the instructions of the securities dealer or other intermediary who sent this proxy.

5.	If this proxy is not dated in the space provided, it is deemed to bear the date on which it is mailed.

6.	If a share is held by two or more persons, any one of them present or represented by proxy at a meeting of shareholders may, in the absence of the other or others, vote in respect thereof, but if more than one of them are present or represented by proxy, they shall vote together in respect of each share so held.